Exhibit 99(1)

     Hess Reports Estimated Results for the Third Quarter of 2006


    NEW YORK--(BUSINESS WIRE)--Oct. 25, 2006--Hess Corporation (NYSE:
HES) reported net income of $297 million for the third quarter of 2006 compared with net income of $272 million for the third quarter of 2005. The third quarter 2006 results include a $105 million charge related to a United Kingdom supplementary tax enacted in July 2006. See the following page for a table and description of items affecting the comparability of earnings between periods. The after-tax results by major operating activity were as follows:


                                 Three months ended  Nine months ended
                                   September 30        September 30
                                     (unaudited)        (unaudited)
                                 ------------------  -----------------
                                   2006     2005      2006     2005
                                 --------- --------  -------- --------
                                    (In millions, except per share
                                                amounts)

Exploration and Production           $206     $235    $1,413     $760
Marketing and Refining                153      125       323      286
Corporate                             (31)     (54)      (83)    (151)
Interest expense                      (31)     (34)      (96)    (105)
                                 --------- --------  -------- --------

Net income                           $297     $272    $1,557     $790
                                 ========= ========  ======== ========

Net income per share (diluted)*     $0.94    $0.87     $4.93    $2.54
                                 ========= ========  ======== ========

Weighted average number of
 shares (diluted)*                  316.0    313.2     315.5    311.4
                                 ========= ========  ======== ========

    * Weighted average number of shares and per-share amounts in all periods reflect the impact of the 3-for-1 stock split on May 31, 2006.

    Exploration and Production earnings were $206 million in the third quarter of 2006 compared with $235 million in the third quarter of 2005. Third quarter 2006 results include dry hole costs of $152 million ($93 million after tax), primarily associated with two deepwater Gulf of Mexico exploration wells. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 352,000 barrels per day in the third quarter of 2006 compared with 312,000 barrels per day in the third quarter of 2005.

    In the third quarter of 2006, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $58.81 per barrel, an increase of $23.07 per barrel from the third quarter of 2005. The increase reflects higher crude oil prices and reduced hedge positions in 2006. The Corporation's average worldwide natural gas selling price was $4.94 per Mcf in the third quarter of 2006, compared to $5.26 per Mcf in the third quarter of 2005.

    Marketing and Refining earnings were $153 million in the third quarter of 2006 compared with $125 million in the third quarter of 2005. Marketing earnings increased to $63 million in the third quarter of 2006 compared with a loss of $22 million in the same period of 2005, primarily reflecting stronger margins. Refining earnings decreased to $64 million in the third quarter of 2006 compared with $144 million in the third quarter of 2005 principally reflecting lower refined product margins. Earnings from trading operations were $26 million in third quarter of 2006 compared to $3 million in third quarter of 2005.

    The following items, on an after-tax basis, are included in net income (in millions):


                                 Three months ended  Nine months ended
                                    September 30       September 30
                                 ------------------  -----------------
                                   2006     2005      2006     2005
                                 --------- --------  -------- --------
Exploration and Production
--------------------------------
    Gains from asset sales             $-       $-      $236      $11
    Income tax adjustments           (105)       -       (45)      11
    Accrued office closing costs        -        -       (18)       -
    Hurricane related costs             -      (14)        -      (14)
    Legal settlement                    -        -         -       11
Corporate
--------------------------------
    Tax on repatriated earnings         -      (31)        -      (72)
    Premiums on bond repurchases        -        -         -       (7)
                                 --------- --------  -------- --------

                                    $(105)    $(45)     $173     $(60)
                                 ========= ========  ======== ========


    In the third quarter of 2006 the United Kingdom enacted a 10% supplementary tax on petroleum operations with an effective date of January 1, 2006. As a result, the Corporation recorded a charge of $105 million consisting of an incremental income tax of $60 million on operating earnings for the first half of 2006 and $45 million to adjust the United Kingdom deferred tax liability.

    The gain from asset sales for the nine months ended September 30, 2006 relates to the sale of certain United States producing properties located in the Permian Basin and Gulf Coast. The results for the first nine months of 2006 also include a charge for vacated leased office space.

    Capital and exploratory expenditures for the third quarter of 2006 amounted to $830 million of which $783 million related to Exploration and Production activities. Capital and exploratory expenditures for the third quarter of 2005 amounted to $699 million, including $674 million for Exploration and Production.

    At September 30, 2006, cash and cash equivalents totaled $546 million compared with $315 million at December 31, 2005. The Corporation's debt to capitalization ratio at September 30, 2006 was 32.8% compared with 37.6% at the end of 2005. Total debt was $3,775 million at September 30, 2006 and $3,785 million at December 31, 2005.

    Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

    Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, trades and markets refined petroleum and other energy products.

    Forward Looking Statements

    Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2006     2005     2006
                                            -------- -------- --------

Income Statement
------------------------------------------
 Revenues and Non-operating Income
  Sales (excluding excise taxes) and other
   operating revenues                       $ 7,035  $ 5,769  $ 6,718
  Non-operating income
   Equity in income of HOVENSA L.L.C.            70      151      103
   Gain on asset sales                           --       --       80
   Other, net                                    25       36       19
                                            -------- -------- --------

    Total revenues and non-operating
     income                                   7,130    5,956    6,920
                                            -------- -------- --------

 Costs and Expenses
  Cost of products sold (excluding items
   shown separately below)                    4,899    4,424    4,724
  Production expenses                           323      256      303
  Marketing expenses                            230      202      225
  Exploration expenses, including dry
   holes and lease impairment                   221       91       79
  Other operating expenses                       34       31       31
  General and administrative expenses           115       83      134
  Interest expense                               49       54       44
  Depreciation, depletion and amortization      323      251      283
                                            -------- -------- --------

    Total costs and expenses                  6,194    5,392    5,823
                                            -------- -------- --------

  Income before income taxes                    936      564    1,097
  Provision for income taxes                    639      292      532
                                            -------- -------- --------

  Net income                                $   297  $   272  $   565
                                            ======== ======== ========

  Preferred stock dividends                      12       12       12
                                            -------- -------- --------

  Net income applicable to common
   stockholders                             $   285  $   260  $   553
                                            ======== ======== ========

Supplemental Income Statement Information
------------------------------------------
 Foreign currency gains (losses), after-
  tax                                       $    --  $     2  $    (2)
 Capitalized interest                            25       22       26

Cash Flow Information
------------------------------------------
 Net cash provided by operating activities
  (*)                                       $   828  $   484  $   686

Capital and Exploratory Expenditures
------------------------------------------
 Exploration and Production
  United States                             $   252  $    74  $   226
  International                                 531      600      540
                                            -------- -------- --------

   Total Exploration and Production             783      674      766
 Marketing and Refining                          47       25       42
                                            -------- -------- --------

   Total Capital and Exploratory
    Expenditures                            $   830  $   699  $   808
                                            ======== ======== ========

 Exploration expenses charged to income
  included above
  United States                             $    19  $    30  $    25
  International                                  23       12       24
                                            -------- -------- --------

                                            $    42  $    42  $    49
                                            ======== ======== ========

 (*) Includes changes in working capital



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                                        Nine Months
                                                     -----------------

                                                      2006     2005
                                                     -------- --------
Income Statement
--------------------------------------------------
 Revenues and Non-operating Income
  Sales (excluding excise taxes) and other operating
   revenues                                          $20,912  $15,688
  Non-operating income
   Equity in income of HOVENSA L.L.C.                    171      309
   Gain on asset sales                                   369       18
   Other, net                                             59       93
                                                     -------- --------

    Total revenues and non-operating income           21,511   16,108
                                                     -------- --------

 Costs and Expenses
  Cost of products sold (excluding items shown
   separately below)                                  14,854   11,674
  Production expenses                                    892      722
  Marketing expenses                                     686      604
  Exploration expenses, including dry holes and
   lease impairment                                      412      310
  Other operating expenses                                95      100
  General and administrative expenses                    354      254
  Interest expense                                       150      169
  Depreciation, depletion and amortization               871      767
                                                     -------- --------

    Total costs and expenses                          18,314   14,600
                                                     -------- --------

  Income before income taxes                           3,197    1,508
  Provision for income taxes                           1,640      718
                                                     -------- --------

  Net income                                         $ 1,557  $   790
                                                     ======== ========

  Preferred stock dividends                               36       36
                                                     -------- --------

  Net income applicable to common stockholders       $ 1,521  $   754
                                                     ======== ========


Supplemental Income Statement Information
--------------------------------------------------
 Foreign currency gains, after-tax                   $     5  $    16
 Capitalized interest                                     75       57

Cash Flow Information
--------------------------------------------------
 Net cash provided by operating activities (*)       $ 2,712  $ 1,551

Capital and Exploratory Expenditures
--------------------------------------------------
 Exploration and Production
  United States                                      $   639  $   258
  International                                        2,264    1,377
                                                     -------- --------

   Total Exploration and Production                    2,903    1,635
 Marketing and Refining                                  122       73
                                                     -------- --------

   Total Capital and Exploratory Expenditures        $ 3,025  $ 1,708
                                                     ======== ========

 Exploration expenses charged to income included
  above
  United States                                      $    68  $    61
  International                                           74       31
                                                     -------- --------

                                                     $   142  $    92
                                                     ======== ========

(*) Includes changes in working capital



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                           September 30   December 31
                                              2006           2005
                                          -------------- -------------
Balance Sheet Information
----------------------------------------

  Cash and cash equivalents               $         546  $        315
  Other current assets                            4,709         4,975
  Investments                                     1,279         1,389
  Property, plant and equipment - net            11,942         9,512
  Other long-term assets                          3,151         2,924
                                          -------------- -------------

    Total assets                          $      21,627  $     19,115
                                          ============== =============

  Current maturities of long-term debt    $          29  $         26
  Other current liabilities                       6,358         6,421
  Long-term debt                                  3,746         3,759
  Other long-term liabilities                     3,764         2,623
  Stockholders' equity excluding other
   comprehensive income (loss)                    9,332         7,812
  Accumulated other comprehensive income
   (loss)                                        (1,602)       (1,526)
                                          -------------- -------------

    Total liabilities and stockholders'
     equity                               $      21,627  $     19,115
                                          ============== =============



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                              Third Quarter 2006
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- -------------- -------


Sales and other operating revenues        $314         $1,351  $1,665
Non-operating income                        14              1      15
                                        ------- -------------- -------
           Total revenues                  328          1,352   1,680
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                     55            268     323
 Exploration expenses, including dry
  holes and lease impairment               164             57     221
 General, administrative and other
  expenses                                  21             25      46
 Depreciation, depletion and
  amortization                              35            271     306
                                        ------- -------------- -------
           Total costs and expenses        275            621     896
                                        ------- -------------- -------

 Results of operations before income
  taxes                                     53            731     784
 Provision for income taxes                 20            558     578
                                        ------- -------------- -------
Results of operations                      $33           $173    $206
                                        ======= ============== =======

                                              Third Quarter 2005
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- -------------- -------


Sales and other operating revenues        $275           $767  $1,042
Non-operating income                        --             16      16
                                        ------- -------------- -------
           Total revenues                  275            783   1,058
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                     76            180     256
 Exploration expenses, including dry
  holes and lease impairment                40             51      91
 General, administrative and other
  expenses                                  13             19      32
 Depreciation, depletion and
  amortization                              36            200     236
                                        ------- -------------- -------
           Total costs and expenses        165            450     615
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    110            333     443
 Provision for income taxes                 41            167     208
                                        ------- -------------- -------
Results of operations                      $69           $166    $235
                                        ======= ============== =======

                                             Second Quarter 2006
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- -------------- -------


Sales and other operating revenues        $330         $1,295  $1,625
Non-operating income                        80             12      92
                                        ------- -------------- -------
           Total revenues                  410          1,307   1,717
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                     56            247     303
 Exploration expenses, including dry
  holes and lease impairment                34             45      79
 General, administrative and other
  expenses                                  22             50      72
 Depreciation, depletion and
  amortization                              32            235     267
                                        ------- -------------- -------
           Total costs and expenses        144            577     721
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    266            730     996
 Provision for income taxes                 97            398     495
                                        ------- -------------- -------
Results of operations                     $169           $332    $501
                                        ======= ============== =======



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 EXPLORATION AND PRODUCTION EARNINGS
                       (IN MILLIONS OF DOLLARS)


                                               Nine Months 2006
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- ----------------------

Sales and other operating revenues        $988         $3,854  $4,842
Non-operating income                       382             25     407
                                        ------- -------------- -------
           Total revenues                1,370          3,879   5,249
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                    162            730     892
 Exploration expenses, including dry
  holes and lease impairment               259            153     412
 General, administrative and other
  expenses                                  65             98     163
 Depreciation, depletion and
  amortization                              96            727     823
                                        ------- -------------- -------
           Total costs and expenses        582          1,708   2,290
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    788          2,171   2,959
 Provision for income taxes                284          1,262   1,546
                                        ------- -------------- -------
Results of operations                     $504           $909  $1,413
                                        ======= ============== =======


                                               Nine Months 2005
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- ----------------------

Sales and other operating revenues        $823         $2,287  $3,110
Non-operating income (expenses)             (4)            67      63
                                        ------- -------------- -------
           Total revenues                  819          2,354   3,173
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                    183            539     722
 Exploration expenses, including dry
  holes and lease impairment               200            110     310
 General, administrative and other
  expenses                                  51             49     100
 Depreciation, depletion and
  amortization                             122            602     724
                                        ------- -------------- -------
           Total costs and expenses        556          1,300   1,856
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    263          1,054   1,317
 Provision for income taxes                 98            459     557
                                        ------- -------------- -------
Results of operations                     $165           $595    $760
                                        ======= ============== =======



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                Third   Third  Second
                                               Quarter Quarter Quarter
                                                2006    2005    2006
                                               ------- ------- -------

Operating Data
--------------------------------------------
 Net Production Per Day
 -------------------------------------------
  Crude oil - barrels
   United States                                   34      42      38
   Europe                                         102     102     110
   Africa                                          86      67      84
   Asia and other                                  13       7      12
                                               ------- ------- -------
               Total                              235     218     244
                                               ======= ======= =======

  Natural gas liquids - barrels
   United States                                   11      11      10
   Europe                                           5       2       4
                                               ------- ------- -------
               Total                               16      13      14
                                               ======= ======= =======

  Natural gas - mcf
   United States                                  109     125     117
   Europe                                         274     218     244
   Asia and other                                 226     141     214
                                               ------- ------- -------
               Total                              609     484     575
                                               ======= ======= =======

  Barrels of oil equivalent                       352     312     354
                                               ======= ======= =======


 Average Selling Price
 -------------------------------------------
  Crude oil - per barrel (including hedging)
   United States                               $65.41  $34.86  $64.53
   Europe                                       59.97   34.59   60.63
   Africa                                       54.52   35.16   53.04
   Asia and other                               67.24   62.04   68.64
               Worldwide                        58.81   35.74   59.00

  Crude oil - per barrel (excluding hedging)
   United States                               $65.41  $58.32  $64.53
   Europe                                       62.79   59.47   63.27
   Africa                                       66.43   59.30   67.18
   Asia and other                               67.24   62.04   68.64
               Worldwide                        64.73   59.28   65.03

  Natural gas liquids - per barrel
   United States                               $49.17  $40.90  $47.35
   Europe                                       50.30   36.77   47.44
               Worldwide                        49.54   39.92   47.38

  Natural gas - per mcf
   United States                                $5.99   $8.53   $6.23
   Europe                                        5.37    4.12    5.55
   Asia and other                                3.91    4.12    3.85
               Worldwide                         4.94    5.26    5.06



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                         Nine Months
                                                       ---------------
                                                        2006    2005
                                                       ------- -------
Operating Data
------------------------------------------------------
 Net Production Per Day
 -----------------------------------------------------
  Crude oil - barrels
   United States                                           38      46
   Europe                                                 109     113
   Africa                                                  84      67
   Asia and other                                          11       6
                                                       ------- -------
               Total                                      242     232
                                                       ======= =======

  Natural gas liquids - barrels
   United States                                           10      12
   Europe                                                   4       5
                                                       ------- -------
               Total                                       14      17
                                                       ======= =======

  Natural gas - mcf
   United States                                          116     146
   Europe                                                 266     281
   Asia and other                                         218     127
                                                       ------- -------
               Total                                      600     554
                                                       ======= =======

  Barrels of oil equivalent                               356     341
                                                       ======= =======

 Average Selling Price
 -----------------------------------------------------
  Crude oil - per barrel (including hedging)
   United States                                       $62.22  $33.10
   Europe                                               58.41   33.00
   Africa                                               51.86   31.34
   Asia and other                                       64.39   54.25
               Worldwide                                57.10   33.13

  Crude oil - per barrel (excluding hedging)
   United States                                       $62.22  $50.16
   Europe                                               60.85   51.93
   Africa                                               65.52   50.54
   Asia and other                                       64.39   54.25
               Worldwide                                62.75   51.23

  Natural gas liquids - per barrel
   United States                                       $47.07  $35.98
   Europe                                               48.50   34.40
               Worldwide                                47.51   35.53

  Natural gas - per mcf
   United States                                        $6.68   $6.94
   Europe                                                6.47    4.79
   Asia and other                                        3.93    4.01
               Worldwide                                 5.59    5.18



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
     EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION
                              (UNAUDITED)

The following is a summary of the Corporation's outstanding crude oil hedges at September 30, 2006:

                                           Brent Crude Oil*
                                 -------------------------------------

                                 Average Selling       Thousands of
     Maturity                          Price          barrels per day
-------------------              -----------------   -----------------

2006 (4th Quarter)                $         27.75                  30

2007                                        25.85                  24
2008                                        25.56                  24
2009                                        25.54                  24
2010                                        25.78                  24
2011                                        26.37                  24
2012                                        26.90                  24


---------------------------------
* There were no WTI crude oil or natural gas hedges outstanding at September 30, 2006.

    The after-tax losses from crude oil hedges were $81 million in the third quarter of 2006, $294 million in third quarter of 2005, and $83 million in the second quarter of 2006. Hedge losses totaled $228 million and $720 million for the nine months ended September 30, 2006 and 2005, respectively. The after-tax deferred hedge loss included in accumulated other comprehensive income at September 30, 2006 amounted to $1.4 billion.



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)


                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2006     2005     2006
                                            -------- -------- --------

Financial Information (in millions of
 dollars)
-------------------------------------------

  Marketing and Refining
   Earnings
  ---------------------------
  Income before income taxes                $   245  $   202  $   188
  Provision for income taxes                     92       77       67
                                            -------- -------- --------

    Marketing and Refining
     Earnings                               $   153  $   125  $   121
                                            ======== ======== ========

  Summary of Marketing and Refining
   Earnings
  -----------------------------------------
   Refining                                 $    64  $   144  $   107
   Marketing                                     63      (22)      15
   Trading                                       26        3       (1)
                                            -------- -------- --------


    Total Marketing and
     Refining Earnings                      $   153  $   125  $   121
                                            ======== ======== ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
-------------------------------------------

  Refined Product Sales (barrels per day)
  -----------------------------------------
   Gasoline                                     212      226      223
   Distillates                                  130      104      112
   Residuals                                     54       43       42
   Other                                         37       37       35
                                            -------- -------- --------

         Total                                  433      410      412
                                            ======== ======== ========

  Refinery Throughput (barrels per day)
  -----------------------------------------
   HOVENSA - Crude runs                         475      413      430
   HOVENSA - Hess 50% share                     237      206      215
   Port Reading                                  62       62       63

                             --------------
                               Refinery
  Refinery Utilization          Capacity
  -----------------------------------------
   HOVENSA                   (barrels per
                                  day)
      Crude                       500          94.9%    82.5%    85.9%
      FCC                         150          92.0%    89.7%    87.3%
      Coker                       58           88.3%    92.4%    73.2%
   Port Reading                   65           95.8%    95.5%    96.9%
                             --------------

  Retail Marketing
  ---------------------------
   Number of retail stations (a)              1,347    1,358    1,343
   Convenience store revenue (in millions
    of dollars) (b)                         $   271  $   260  $   258
   Average gasoline volume per station
    (gallons per month) (b)                     216      211      222



(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                                         Nine Months
                                                       ---------------
                                                        2006    2005
                                                       ------- -------

Financial Information (in millions of dollars)
------------------------------------------------------

  Marketing and Refining Earnings
  --------------------------------------
  Income before income taxes                           $  509  $  455
  Provision for income taxes                              186     169
                                                       ------- -------

    Marketing and Refining Earnings                    $  323  $  286
                                                       ======= =======

  Summary of Marketing and Refining Earnings
  ----------------------------------------------------
   Refining                                            $  191  $  263
   Marketing                                               91       5
   Trading                                                 41      18
                                                       ------- -------

    Total Marketing and Refining
     Earnings                                          $  323  $  286
                                                       ======= =======

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------------------

  Refined Product Sales (barrels per day)
  ----------------------------------------------------
   Gasoline                                               220     211
   Distillates                                            136     125
   Residuals                                               61      59
   Other                                                   38      40
                                                       ------- -------

         Total                                            455     435
                                                       ======= =======

  Refinery Throughput (barrels per day)
  --------------------------------------
   HOVENSA - Crude runs                                   442     454
   HOVENSA - Hess 50% share                               221     227
   Port Reading                                            63      52

                                         -------------
                                           Refinery
  Refinery Utilization                      Capacity
  -------------------------------------- -------------
   HOVENSA                               (barrels per
                                              day)
      Crude                                  500         88.3%   90.8%
      FCC                                    150         82.0%   80.2%
      Coker                                   58         82.4%   95.4%
   Port Reading                               65         97.1%   80.4%
                                         -------------

  Retail Marketing
  --------------------------------------
   Number of retail stations (a)                        1,347   1,358
   Convenience store revenue (in millions of dollars)
    (b)                                                $  762  $  732
   Average gasoline volume per station (gallons per
    month) (b)                                            211     206



(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.



    CONTACT: Hess Corporation
             Investor:
             Jay Wilson, 212-536-8940
             or
             Media:
             James Allen, 212-536-8550